FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CONTINGENT
              MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT
             --------------------------------------------------

     THIS AMENDMENT (this "Amendment"), dated as of May 28, 1998, is made to the Second Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement, dated as of January 15, 1998 (as heretofore or hereafter amended, modified or supplemented from time to time and in effect, the "Agreement"), between Storage Technology Corporation ("Borrower") and Bank of America National Trust and Savings Association ("BofA"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms by the Agreement.

     WHEREAS, Borrower and BofA desire to amend and supplement the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                  ARTICLE I
                           AMENDMENTS TO AGREEMENT

     Section 1.1 Amendment to Section 1.04. Section 1.04 of the
Agreement is hereby amended to incorporate the changes shown below:

          Section 1.04 Disbursement of Purchase Price into Collateral Account; Notice of Collateral Status. The Borrower will notify BofA in writing no later than 10:00 a.m. (San Francisco time) on each LIBOR Fixing Date (i) whether or not Borrower will be in Collateral Status on the next succeeding Purchase Date for which such Notice of Borrowing was delivered, and (ii) if Borrower will be in Collateral Status on such next succeeding Purchase Date, the amount to be deposited into the Collateral Account on such next succeeding Purchase Date in order to enable the Borrower to meet its obligations under Section 6.01(h).

     Section 1.2  Amendment to Definition of "Applicable Margin".
Section 1.05(f) of the Agreement is hereby amended and restated to read in its entirety as follows:

     (f) The "Applicable Margin" on each day during the Period to Maturity of any Note shall be:

          (i) if on the Purchase Date of such Note Borrower is in Collateral Status, 0.350%,

          (ii) if on the Purchase Date of such Note Borrower is not in Collateral Status, the Applicable Margin will be determined by BofA on such Purchase Date in accordance with the table set forth below. Such determination shall be based on the calculations of
     (i) the ratio of (x) Consolidated Total Debt on the last day of the most recent Fiscal Quarter of the Borrower and its Subsidiaries for which a Compliance Certificate shall have been delivered pursuant to Section 6.01(g)(vii), as shown in such Compliance Certificate, to (y) the sum of EBITDA of the Borrower and its Subsidiaries for the period of four Fiscal Quarters ending on such last day, as shown in such Compliance Certificate, and (ii) the Leverage Ratio on such last day, as set forth in such Compliance Certificate.


                                                Applicable Margin
                                   ----------------------------------------
    Consolidated Total Debt        If Leverage Ratio
          to EBITDA                 is less than or      If Leverage Ratio
     (rolling four quarter)          equal to 0.35      is greater than 0.35
   ------------------------       -------------------  ----------------------

If Less than .50                        +0.625%                +0.875%

If Less than 1.00 but greater than
   or equal to .50                      +1.000%                +1.250%

If Less than 1.50 but greater than
   or equal to 1.00                     +1.250%                +1.500%

If Greater than or equal to 1.50        +1.500%                +1.750%


          (iii) the determination of whether or not Borrower is in Collateral Status and the Applicable Margin for any Note for purposes of this Section 1.05(f) shall be made on the Purchase Date of such Note and such determination shall apply to each day during the Period to Maturity of such Note.

     Section 1.3 Amendment to Definition of "Scheduled Termination Date". Section 1.08(a) of the Agreement is hereby amended to change the Scheduled Termination Date set forth therein to January 1, 2000.

     Section 1.4 Amendment to Definition of "Applicable Facility Fee Rate". Section 3.01(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

     (b)    The "Applicable Facility Fee Rate" shall be:

          (i)     .150% on any day when Borrower is in Collateral
     Status, and

          (ii) on any day when Borrower is not in Collateral Status, the Applicable Facility Fee Rate will be determined by BofA on such Purchase Date in accordance with the table set forth below. Such determination shall be based on the calculations of
     (i) the ratio of (x) Consolidated Total Debt, on the last day of the most recent Fiscal Quarter of the Borrower and its Subsidiaries for which a Compliance Certificate shall have been delivered pursuant to Section 6.01(g)(vii), as shown in such Compliance Certificate, to (y) the sum of EBITDA of the Borrower and its Subsidiaries for the period of four Fiscal Quarters ending on such last day, as shown in such Compliance Certificate, and (ii) the Leverage Ratio on such last day, as set forth in such Compliance Certificate.


                                         Applicable Facility Fee Rate
                                   ----------------------------------------
    Consolidated Total Debt        If Leverage Ratio
          to EBITDA                 is less than or      If Leverage Ratio
     (rolling four quarter)          equal to 0.35      is greater than 0.35
   ------------------------       -------------------  ----------------------

If Less than .50                        +0.200%                +0.250%

If Less than 1.00 but greater than
   or equal to .50                      +0.275%                +0.325%

If Less than 1.50 but greater than
   or equal to 1.00                     +0.325%                +0.350%

If Greater than or equal to 1.50        +0.350%                +0.375%


          (iii) the determination of whether or not Borrower is in Collateral Status for purposes of this Section 3.01(b) shall be made on each Purchase Date and such determination shall apply from such Purchase Date to, but excluding, the next succeeding Purchase Date.

     Section 1.5 Amendment to Section 4.02(c). Section 4.02(c) of the Agreement is hereby amended to incorporate the changes shown below:

     (c) On such Purchase Date, (i) the Borrower is in compliance with the requirements of Section 6.01(h)(ii), or (ii) the aggregate amount of cash and Qualifying Investment (or in the case of Qualifying Investments, principal equivalent amount) contained in the Collateral Account (including any proceeds of payment of the Purchase Prices of Notes on such Purchase Date which are to be disbursed into the Collateral Account pursuant to Section 1.04) shall be not less than the aggregate of the Purchase Prices of all Notes purchased on any Purchase Date on which Borrower was in Collateral Status and which are outstanding or to be issued on such Purchase Date.

     Section 1.6  Amendment to Section 6.01(h)(i)(C). Section
6.01(h)(i)(C) of the Agreement is hereby amended to incorporate the changes shown below:

          (C) (i) on each Purchase Date, deposit or maintain cash and other such Qualifying Investments in such Collateral Account at BofA in an aggregate amount (or, in the case of Qualifying Investments, principal equivalent amounts) which is not less than the aggregate of the Purchase Prices of all Notes purchased on any Purchase Date on which Borrower was in Collateral Status and which are outstanding or to be issued on such Purchase Date (after giving effect to any Notes which will be repaid on such day) and (ii) not withdraw any amounts or investments from such Collateral Account except as permitted by the Collateral Account Agreement;

     Section 1.7 Amendment to Section 6.01(h). Section 6.01(h) of the Agreement is hereby amended by inserting after the end of Section
6.01(h)(i)(E) and before the beginning of Section 6.02 the following:

          (ii)    Notwithstanding the provisions of Section
     6.01(h)(i), the Borrower will not be required to deposit or maintain cash and Qualifying Investments in the Collateral
     Account as required by clause (h)(i) on any Purchase Date, if:

          (A) on such Purchase Date, after giving effect to any payment of Purchase Price and any payment of principal and interest on any outstanding Notes on such Purchase Date, the Aggregate Purchase Price does not exceed $70,000,000;

          (B) as of the last day of the immediately preceding Fiscal Quarter, for which a Compliance Certificate has been delivered pursuant to Section 6.01(g)(vii), the Consolidated Net Income and Consolidated Operating Income of the Borrower and its Subsidiaries, as shown in such Compliance Certificate, is greater than zero;

          (C) as of the last day of the immediately preceding Fiscal Quarter, for which a Compliance Certificate has been delivered pursuant to Section 6.01(g)(vii), the Available Cash Amount, as shown in such Compliance Certificate, is greater than $275,000,000; and

          (D) Borrower shall have delivered, prior to 10:00 a.m. (San Francisco time) on the LIBOR Fixing Date for such Purchase Date, a Notice of Borrowing pursuant to Section 1.03(b) indicating that Borrower will not be in Collateral Status as of such Purchase Date; provided, that for the Purchase Date occurring on May 29, 1998 Borrower shall be entitled to deliver an amended Notice of Borrowing prior to 5:00 p.m. (San Francisco time) on or before May 28, 1998; provided, further, that such amended Notice of Borrowing shall relate solely to Clause (4) of the Notice of Borrowing.

          (iii) For purpose of clause (h)(ii) above, (A) the term "Available Cash Amount" means, with respect to the last day of any Fiscal Quarter, the excess, as set forth in the Compliance Certificate as of such last day which was delivered pursuant to
     Section 6.01(g)(vii), of (1) the sum of (x) the U.S. Dollar equivalent (determined in accordance with GAAP) of all unrestricted cash and unrestricted Cash Equivalent Investments owned by the Borrower and its Subsidiaries (including, without duplication, (i) any portion of unrestricted cash and unrestricted Cash Equivalent Investments of which such portion was received by the Borrower in respect of the Purchase Price for any outstanding Note, and (ii) any portion of restricted cash and restricted Cash Equivalent Investments for which the only restrictions are that such portion has been deposited in the Collateral Account and is subject to a lien of BofA under the Collateral Account Agreement), as shown on the most recent Consolidated balance sheet of the Borrower and its Subsidiaries which was delivered pursuant to Section 6.01(g)(i) or (ii), plus
     (y) the Available Revolver Amount as of the last day of such Fiscal Quarter, over (2) the Aggregate Purchase Price as of the last day of such Fiscal Quarter and (B) the term "Available Revolver Amount" means, with respect to the last day of any Fiscal Quarter, the excess, as set forth in the most recent Compliance Certificate as of such last day which was delivered pursuant to Section 6.01(g)(vii), of (x) the net of all lender commitments under the Bank Credit Agreement as of the last day of such Fiscal Quarter, over (y) the sum of (1) the outstanding principal amount of all loans, advances and outstanding letter of credit reimbursement obligations under the Bank Credit Agreement as of the last day of such Fiscal Quarter, plus (2) the aggregate outstanding face amount of all letters of credit under the Bank Credit Agreement as of the last day of such Fiscal Quarter.

          (iv) If the Borrower has not met all of the conditions contained in Section 6.01(h)(ii), the Borrower shall be deemed to be in "Collateral Status". The determination of whether or not Borrower is in Collateral Status for purposes of this Section 6.01(h) shall be made on each Purchase Date and such determination shall apply from such Purchase Date to the next succeeding Purchase Date.

          (v) For purposes of determining whether or not Borrower is in compliance with Sections 6.01(h)(ii)(B) and (C) above, the Consolidated Net Income, Consolidated Operating Income, Available Cash Amount and Available Revolver Amount shall be calculated as set forth in this Section 6.01(h) and such calculation shall be used in determining whether or not Borrower is in Collateral Status from the first Purchase Date after the delivery of such Compliance Certificate to, but excluding, the first Purchase Date after which Borrower has delivered a new Compliance Certificate for the next Fiscal Quarter of the Borrower as provided herein.

     Section 1.8 Amendment to Schedule I. Schedule I to the Agreement is hereby amended by inserting the following definitions in their alphabetically determined places:

     "Available Cash Amount" is defined in Section 6.01(h)(iii).

     "Available Revolver Amount" is defined in Section 6.01(h)(iii).

     "Collateral Account Agreement" means the Collateral Account
Agreement dated as of January 15, 1998, as the same may be amended, supplemented or otherwise modified from time to time, and any replacement, renewal or replacement thereof.

     "Collateral Status" is defined in Section 6.01(h)(iv).

     "EBITDA" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, the sum of (a) Net Income (or Net Loss) for such period, plus
(b) all amounts treated as expenses for depreciation, interest and the amortization of intangibles of any kind to the extent included in the determination of such Net Income (or Net Loss), plus (c) all accrued taxes on or measured by income to the extent included in the determination of such Net Income (or Net Loss).

     "Leverage Ratio" means, with respect to any Person, the ratio that (i) Consolidated Total Debt of such Person bears to (ii) the Consolidated Total Capital of such Person.

     "Net Income" means, with respect to any Person for any period, net income of such Person, as determined by such Person in accordance with GAAP.

     "Operating Income" means, with respect to any Person for any period, operating income of such Person, as determined by such Person in accordance with GAAP.

     "Total Capital" is defined in Section 1.1 of the Bank Credit
Agreement, as in effect on the date hereof.

     "Total Debt" is defined in Section 1.1 of the Bank Credit
Agreement, as in effect on the date hereof.

     Section 1.9 Amendment to Exhibit 1.03(b). Exhibit 1.03(b) to the Agreement is hereby amended and restated in its entirety to read as set forth in Schedule A attached hereto.

     Section 1.10  Amendment to Exhibit 6.01(g)(vii). Annex I to
Exhibit 6.01(g)(vii) to the Agreement is hereby amended and restated in its entirety to read as set forth in Schedule B attached hereto.

     Section 1.11 Amendment to Exhibit 5.01(d). Exhibit 5.01(d) to the Agreement is hereby amended and restated in its entirety to read as set forth in Schedule C attached hereto.

                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES


     Section 2.1 Representations and Warranties. Borrower hereby represents and warrants to BofA that:

          (a) Representations and Warranties. The representations and warranties of Borrower contained in the Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, and

          (b) No Termination Event. Both before and after giving effect to this Amendment, no event shall exist that constitutes a Termination Event or an Unmatured Termination Event.


                                 ARTICLE III
                                MISCELLANEOUS


     Section 3.1  Agreement Document Pursuant to Agreement. This
Amendment is an Agreement Document executed pursuant to the Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Agreement.

     Section 3.2 Successors, Transferees and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns.

     Section 3.3 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall be taken together as one agreement.

     Section 3.4 Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

     Section 3.5 Reaffirmation of Agreement. As amended and supplemented by this Amendment, the Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed in all respects. From and after the date hereof, all references to the Agreement in any agreement, instrument or document shall be references to the Agreement as amended and supplemented hereby.

     Section 3.6 Headings. The various captions in this Amendment are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment.

     Section 3.7 Complete Agreement. The Agreement (including this Amendment and the Exhibits and Schedules to the Agreement and this Amendment) and the other Agreement Documents contain the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and supersedes all prior arrangements or understandings with respect thereto.

     Section 3.8 Severability. Whenever possible, each provision of this Amendment will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment, except to the extent that such prohibition or invalidity would constitute a material change in the terms of this Amendment taken as a whole.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              STORAGE TECHNOLOGY CORPORATION
                              By:    /s/ Mark D. McGregor
                                 ------------------------------------
                                Name:    Mark D. McGregor
                                     --------------------------------
                                Title:   Vice President & Treasurer
                                      -------------------------------


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION

                              By:    /s/ Kevin McMahon
                                 ------------------------------------
                                Name:    Kevin McMahon
                                     --------------------------------
                                Title:   Managing Director
                                      -------------------------------

                                  SCHEDULE A

                                                               EXHIBIT 1.03(B)
                                     TO SECOND AMENDED AND RESTATED CONTINGENT
                              MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT

                                   FORM OF
                             NOTICE OF BORROWING
                            ---------------------

                                                            Date:
                                                                 -------------

To:  Bank of America National Trust and
     Savings Association
     555 California Street, 41st Floor
     San Francisco, California 94104
     Attention:  Kevin McMahon
     Facsimile No.: (415) 622-2514

          Re:     Storage Technology Corporation

Ladies and Gentlemen:

     The undersigned, Storage Technology Corporation (the "Borrower"), refers to the Second Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement dated as of January 15, 1998 (as amended, modified, renewed or extended from time to time, the "Agreement"), between the Borrower and Bank of America National Trust and Savings Association ("BofA"), for full particulars of the matters herein described. All capitalized terms used in this Notice of Borrowing and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The Borrower hereby gives you irrevocable notice, pursuant to Section 1.03(b) of the Agreement, that:

     (1)  the Purchase Date of the Note is             ,     ;

     (2)  the Maturity Date of the Note is               .     ;

     (3)  the Purchase Price of the Note to be issued and sold on
          the above Purchase Date is $           ;

     (4) [the Borrower will not be in Collateral Status as of the Purchase Date] [the Borrower will be in Collateral Status as of the Purchase Date and the amount to be deposited into the
          Collateral Account is $            ].


                              STORAGE TECHNOLOGY CORPORATION

                              By:
                                 ------------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------

                                  SCHEDULE B

                                                                    ANNEX I TO
                                                        COMPLIANCE CERTIFICATE

1.    Consolidated Net Income and
       Consolidated Operating Income        Actual         Required/Permitted
    ---------------------------------      --------       --------------------

                                                       No (i) Consolidated Net
    (A)  Consolidated Net Income/(Loss)   $            Loss or Consolidated
                                                       Operating Loss of the
                                                       Borrower and its

    (B)  Consolidated Operating
          Income/(Loss)                   $            Subsidiaries to occur
                                                       for each of any two
                                                       consecutive Fiscal
                                                       Quarters (calculated
                                                       as of the last day of
                                                       each such Fiscal
                                                       Quarter); or (ii)
                                                       Consolidated Net Loss
                                                       or Consolidated
                                                       Operating Loss of the
                                                       Borrower and its
                                                       Subsidiaries for any
                                                       Fiscal Quarter
                                                       greater than
                                                       $25,000,000.


     Note:     Provided that there shall be excluded from Consolidated
Net Loss and Consolidated Operating Loss for any Fiscal Quarter the amount of costs and expenses in respect of mergers and acquisitions consummated in such quarter and recognized in accordance with GAAP.

2.   EBITDA
    --------

     The EBITDA of Borrower and its Subsidiaries for the four
consecutive Fiscal Quarters ending with the Fiscal Quarter set forth
above, was US $                .

3.   Consolidated Total Debt
    -------------------------

     The Consolidated Total Debt of Borrower and its Subsidiaries as of the last day of the Fiscal Quarter set forth above, was US
$                .

4.   Consolidated Total Capital
    ----------------------------

     The Consolidated Total Capital of Borrower and its Subsidiaries as of the last day of the Fiscal Quarter set forth above, was US
$                .

5.   Leverage Ratio
    ----------------

     The Leverage Ratio (Consolidated Total Debt divided by
Consolidated Total Capital) of Borrower and its Subsidiaries as of the
last day of the Fiscal Quarter set forth above, was          .

6.   Available Cash Amount
    -----------------------

     The Available Cash Amount as of the last day of the Fiscal
Quarter set forth above, was          .

7.   Available Revolver Amount
    ---------------------------

     The Available Revolver Amount as of the last day of the Fiscal
Quarter set forth above, was          .